UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☒ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to §240.14a-12

UOMO MEDIA INC.

(Name of Registrant as Specified In Its Charter)

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UOMO MEDIA INC.

161 Bay St. , 27th Floor

Toronto, Ontario, M5J 2S1, Canada

(416) 214-1516

NOTICE OF ANNUAL GENERAL MEETING OF STOCKHOLDERS

TO BE HELD ON FRIDAY DECEMBER 28 , 2007

Dear Fellow Stockholders:

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Stockholders of UOMO Media Inc., a Nevada corporation, will be held on Friday December 28, 2007 at the offices of UOMO Media Inc. located at 161 Bay St. , 27th Floor, Toronto, Ontario, M5J 2S1, Canada at 2 p.m. local time for the following purposes:

1. To elect four directors to the board of directors with terms expiring at the 2008 Annual General Meeting of Stockholders and until their successors are duly elected and qualified; and

2. To transact such other business as may properly come before the Annual General Meeting or any adjournments thereof.

Stockholders of record at the close of business on Friday November 23, 2007 are entitled to vote at the meeting or any postponement or adjournment thereof. All stockholders are cordially invited to attend the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL MEETING, WE URGE YOU TO MARK, SIGN, AND RETURN THE ENCLOSED PROXY USING THE ENVELOPE PROVIDED.

BY ORDER OF THE BOARD OF DIRECTORS

November 2 8 , 2007

/s/ Camara Alford

Camara Alford

Chief Executive Officer

UOMO MEDIA INC.

161 Bay St., 27th Floor

Toronto, Ontario, M5J 2S1, Canada

(416) 214-1516

PROXY STATEMENT FOR ANNUAL GENERAL MEETING OF STOCKHOLDERS

TO BE HELD ON FRIDAY DECEMBER 28, 2007

PROXY SOLICITATION INFORMATION

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of UOMO Media Inc. for use at the Annual General Meeting of Stockholders to be held on Friday December 28, 2007 at 2 p.m., local time, at the offices of the offices of UOMO Media Inc. located at 161 Bay St., 27th Floor, Toronto, Ontario, M5J 2S1, Canada and at any adjournments thereof (the "Meeting").

COST OF SOLICITATION

The cost of this solicitation, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by us. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of our common stock for their expenses in forwarding proxy material to such beneficial owners. In addition to solicitation by mail, our officers, directors, and employees, who will receive no extra compensation for their services, may solicit proxies personally or by telephone or facsimile.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2008 Annual General Meeting of Stockholders and included in our proxy statement and proxy for such Annual General Meeting, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must be received at our principal executive offices not later than Friday August 29, 2008 for inclusion in the proxy statement for that meeting.

MAILING OF PROXY STATEMENT, PROXY AND FORM 10-KSB ANNUAL REPORT

This Proxy Statement and the accompanying Proxy will be mailed on or about T hursday November 2 9 , 2007, to all stockholders entitled to notice of and to vote at the Meeting.

We will provide without charge, a copy of our annual report on Form 10-KSB for the fiscal year ended April 30, 2007 and related financial statements and financial statement schedules to each stockholder entitled to vote at the meeting, who requests a copy of such in writing or by phone. Requests should be sent to: UOMO Media Inc., 161 Bay St., 27th Floor, Toronto, Ontario, M5J 2S1, Canada, Telephone: (416) 214-1516.

STOCKHOLDERS ENTITLED TO VOTE

The close of business on Friday November 23, 2007 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Meeting. As of the close of business on Friday November 23, 2007, there were 85,000,000 shares of common stock outstanding and entitled to vote and there were 86 stockholders of record.

With respect to all matters that will come before the Meeting, each stockholder may cast one vote for each share registered in his or her name on the record date.

QUORUM

In order for us to hold the Meeting, there must be present at the Meeting, in person or by proxy, one or more holders our stock entitled to cast at least one third of votes allowed to be cast at the Meeting. This is referred to as a quorum. Proxies received that withhold authority to vote for a nominee for election as a director and those that are marked as abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

VOTES REQUIRED FOR ELECTION OF DIRECTORS

The affirmative vote of the holders of a majority of the votes cast by the stockholders present or represented by proxy and entitled to vote at the Meeting is required. A properly executed proxy marked "Withhold" or "For All Except" with respect to the election of one or more nominees will not be counted as a vote "cast" or have any effect on the election of such nominee or nominees.

RETURNED PROXY CARDS THAT DO NOT PROVIDE VOTING INSTRUCTIONS

Proxies that are signed and returned will be voted in the manner instructed by the stockholder. If you sign and return your proxy card with no instructions, the proxy will be voted "For All Nominees" with respect to the election of all nominees for director named in this Proxy Statement and "For" any additional proposals voted on at the Meeting.

BROKER NON-VOTES

If you hold your shares of common stock in "street name," that is, through a broker, bank or other representative, you are considered the beneficial owner of the shares held in street name. As the beneficial owner, you have the right to direct your broker how to vote. Brokers who have not received instructions from beneficial owners generally have the authority to vote on certain "routine" matters, including the election of directors. With respect to a non-routine matter, a broker is not permitted to vote such shares on your behalf as to such matter. Shares representing such "broker non-votes" with respect to a non-routine matter will not be voted in favor of such matter and will also not be counted as votes cast on such matter.

CHANGING YOUR VOTE

You may revoke your proxy or change your vote at any time before the proxy is voted at the Meeting. In order to do this, you must:

• send us written notice, stating your desire to revoke your proxy;

• send us a signed proxy that bears a later date than the one you intend to revoke; or

• attend the Meeting and vote in person. In this case, you must notify the Inspector of Elections that you intend to vote in person.

A revocation that is not timely received shall not be taken into account, and the original proxy shall be counted.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, to our knowledge, certain information concerning the beneficial ownership of our common stock as of November 23, 2007 by each stockholder known by us to be (i) a beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each current director and nominee,

(iii) each of the executive officers named in the Summary Compensation Table who were serving as executive officers at the end of the 2007 fiscal year and (iv) all of our directors and current executive officers as a group:

Number of

Common Shares

Percentage

Name and Title of Beneficial Owner (1)

Beneficially Owned (2)

of Class (3)

Camara Alford

    0

       *%

   Director, and Chairman and Chief Executive

   Officer

Jueane Thiessen

       200,000

       *%

   Director, Chief Financial Officer, and

   Secretary

Javed Mawji

    1,920,000

    2.3%

   Director

Stefan Wille

                  0

       *

   Director

J. Sean Diaz

                  0

       *

   Director

Douglas McClelland

  60,470,000

  71.1%

    Shareholder

Total for all officers and directors

    2,120,000

    2.5%

_____________

* Less than 1%

(1) Unless otherwise indicated, the address for each of these stockholders is c/o UOMO Media Inc., 161 Bay St., 27th Floor, Toronto, Ontario, M5J 2S1, Canada.  Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to our shares of common stock which he beneficially owns.

(2) For every person listed in the table, the number of shares of common stock listed as being beneficially owned by that person represents common shares which are issued and held directly by that person as of November 23, 2007. No person listed in the table held any options, warrants, or conversion rights to purchase additional shares of common stock within 60 days of November 23, 2007.

(3) The number of shares of common stock issued and outstanding as of November 23, 2007 was 85,000,000 shares. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of common stock issued and outstanding on as of November 23, 2007, plus shares of common stock subject to options, warrants and conversion rights held by such person on November 23, 2007 and exercisable within 60 days thereafter.

PROPOSAL TO ELECT DIRECTORS TO THE BOARD OF DIRECTORS

(PROPOSAL ONE)

We have one class of directors and each director serves for one year from the date of election or until the directors' successors are duly elected and qualified. At each Annual General Meeting of Stockholders, directors stand for election according to our By-Laws. The directors elected at this Meeting will be elected to serve as set forth in the By-Laws. The board of directors has designated as director nominees Javed Mawji, Jueane Thiessen , Camara Alford , and J. Sean Diaz .. All of the nominees are currently serving as our directors by appointment.

The persons named in the proxy will vote to elect Javed Mawji, Jueane Thiessen, Camara Alford , and J. Sean Diaz as directors, unless authority to vote for the election is withheld or the proxy is marked with the names of directors as to whom authority to vote is withheld. In the event that any nominee shall become unable or unwilling to serve, the persons acting under the proxy may vote the proxy for the election of a substitute. The board of directors has no reason to believe that any nominee will be unable or unwilling to serve.

The board of directors recommends the election of Javed Mawji, Jueane Thiessen, Camara Alford , and J. Sean Diaz as directors, and proxies solicited by the board will be voted in favor thereof unless a stockholder has indicated otherwise in the proxy.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The following table sets forth certain information about our directors and executive officers.

Name

Age

Position

Javed Mawji

34

Director

Jueane Thiessen

33

Director, Chief Financial Officer, and Secretary

Stefan Wille

67

Director

Camara Alford

35

Director, and Chairman and Chief Executive Officer

J. Sean Diaz

38

Director

Biographies of Executive Officers and Directors

Set forth below is a brief description of the background of our directors based on information provided by them to us.

CAMARA ALFORD was appointed to our board of directors and as our Chairman and Chief Executive Officer in November 2007. During the five years prior to joining UOMO Media Inc., Mr. Alford was the owner, Chief Executive Officer, and President of a privately-held music management company. From 1999 through 2006, Mr. Alford’s management firm engaged in a joint venture with Sony BMG, a global record company, that produced gold and platinum albums. His firm represented award-winning artists and producers that delivered singles for prominent music talent, including Britney Spears, Rihanna, Canadian Idol, Robyn, and Shawn Desman. Mr. Alford wound down the operations of his music management business in October 2007 and he is now devoting his full working time to UOMO Media Inc. His previous experience includes working from 1996 to 1999 as an international freelance music management consultant. From 1995 to 1996, Mr. Alford worked as A&R Director for a joint venture between RCA Records and Joel Katz, a prominent entertainment attorney. From 1992 to 1994, he worked closely with Dallas Austin as Label Manager for Rowdy Records. Mr. Alford attended Morehouse College in Atlanta, Georgia from 1990 to 1992.

JUEANE THIESSEN was appointed as our Chief Financial Officer and to our board of directors in October 2006 and was appointed as our Secretary in November 2007. Ms. Thiessen has over thirteen years of experience performing accounting and financial management services for accounting, property management, and marketing firms. Her recent experience includes serving as the Treasurer of

Algorithmics, Inc., a Toronto-based enterprise risk management firm, from November 2000 through May 2002. From May 2002 through January 2003, Ms. Thiessen was Assistant Controller to Mosaic Group, Inc., a marketing consulting firm located in Toronto, Canada. From January 2003 until November 2006, she was Director of Finance of FUSE Marketing Group, a Toronto-based marketing consulting agency. From November 2006 until April 2007, Ms. Thiessen served as Chief Financial Officer of the N5R Group of companies, a real estate marketing agency with operations in Canada and the United States. From November 2004 until May 2007 she also served as a Director of Foreground Image, Inc., a privately held graphic design and media production company based in Toronto. Since June 2004, Ms. Thiessen has served as Treasurer of Portlogic Systems, Inc., a Toronto-based development-stage company that develops and licenses online interactive community portal software systems. Ms. Thiessen has been a director of Portlogic Systems, Inc. since January 2005. Since August 2007, Ms Thiessen has served as a director and Treasurer of Zacorp Holdings, Inc., a commercial printing company that has operations in Ontario, Canada. Ms. Thiessen is a Certified General Accountant of Ontario. She devotes a minimum of twenty hours per week to activities relating to our Company pursuant to her Independent Contractor Agreement with us.

JAVED MAWJI was appointed to our board of directors in September 2004. He previously served as our Chief Executive Officer and Secretary from July 2004 until November 2007 and as our President from July 2005 until November 2007. Mr. Mawji has worked for a range of governmental organizations and technology-oriented companies during his career. In 1996, Mr. Mawji joined the Economic and Social Research Foundation as an Economic Research Assistant, an institution set up by the Office of the President of Tanzania to advise senior policy makers on economic and social policy pertaining to sub-Saharan Africa. While at the ESRF, he worked on projects including a full fiscal review of Zanzibar for the World Bank and a review of the World Trade Organization’s Trade in Intellectual Property Rights Agreement for the United Nations Economic Commission to Africa. In 1998, Mr. Mawji left the ESRF to pursue management studies at Edinburgh University in Scotland. Upon graduation, Mr. Mawji worked for several technology-oriented companies. Immediately after graduating in 1999, he joined yup.co.uk, a portal aimed at young Londoners, as Marketing Manager. Mr. Mawji left yup.co.uk in May 2000 to join Oyster Partners in London as a Project Manager supervising the creation of high profile websites. From January 2001 until June 2001, he provided private consulting services for SkillRiver Ltd., which aimed to bring IT professionals from India to Europe and North America, and for Mosaic SRO, a Prague-based public relations company, where he provided investor relations advisory services. Mr. Mawji joined the Lord Chancellor’s Department of the British Government in June 2001 as a Business and IT Analyst for a major tribunals modernization project. In August 2002, he left the Lord Chancellor’s Department to relocate to Canada and take up a position as Marketing Manager of LEA International Ltd., a consulting engineering company, specializing in infrastructure for developing countries, in particular India. In June 2004, Mr. Mawji established and became Director and President of Liquid Vintages Ltd., a privately-held wine agency specializing in promoting Chilean wines for the Ontario market, which Mr. Mawji continues to operate in his spare time. Mr. Mawji also currently performs management work for Portlogic Systems, Inc., a privately held development-stage online portal software licensing company based in Toronto, Canada, where he was appointed as President, Secretary, and a Director in February 2007. Mr. Mawji holds a Bachelor of Arts from University College, London (United Kingdom) and a Masters of Business Administration from Edinburgh University (United Kingdom) where he specialized in Management of Technology, Marketing and Starting Businesses. He devotes a minimum of twenty-five hours per week to activities relating to our Company pursuant to his Independent Contractor Agreement with us.

STEFAN WILLE was appointed to our Board of Directors in April 2007. Dr. Wille has over thirty-five years of management experience and has also held several board and advisory committee memberships during his career. His recent experience involves working with AKTRIN (Head Office) Ltd., which he founded in 1985 and where has served as President since inception. AKTRIN is in the business of writing and publishing industrial and economic research reports, and maintains offices in the United States, Canada, Mexico, and Germany. Since 1971, Dr. Wille has authored over thirty publications, primarily focusing on economic conditions of the furniture industry in various countries. In addition, he has performed three years of service in the Swiss Army and attained the rank of Captain. Dr. Wille is fluent in English, German, and French. Dr. Wille holds a Lizentiat (undergraduate degree) in Business

Administration and Economics from the University of Zurich, a Masters of Arts in Economics from the University of Toronto, and a Ph.D in International Economics from the University of Zurich.

J. SEAN DIAZ was appointed to our Board of Directors in November 2007. J. Sean Diaz earned his Juris Doctorate degree in 2001 from the Columbia Law School (New York/US), where he was named a Harlan Fiske Stone Scholar, and his Bachelor of Arts in Sociology and Communications (1997) from the University of Pennsylvania (Philadelphia/US).  Mr. Diaz has been an Associate at the international law firm of Dechert, LLP, since 2004, practicing in the area of Structured Finance, and has counseled and represented top Wall Street investment banks in over 50 billion dollars of both public and private issuances.  Prior to that, Mr. Diaz was VP of Operations at West End Records from 2002 to 2003.  In 2003, Mr. Diaz co-founded DTD Holdings, dba DancetracksDigital.com where he worked as VP of Business Development until 2004.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Except for employment agreements with our directors and officers described in the Narrative to Summary Compensation section below, we are not aware of any transaction occurring since May 1, 2005, or any currently proposed transaction, in which we were or are to be a participant, the amount involved exceeds the lesser of $120,000 or the average of our total assets at year-end for the last three completed fiscal years, and in which any related person had or will have a direct or indirect material interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

We do not have any securities registered under Section 12 of the Exchange Act, as amended. Accordingly, our directors, executive officers, and stockholders beneficially owning more than 10% of our common stock are not required to comply with the reporting requirements of Section 16(a) of the Exchange Act.

COMMITTEES OF THE BOARD OF DIRECTORS

We do not have a standing audit committee, compensation committee, or nomination committee. Currently, our full board of directors performs the functions normally delegated to such committees. The board believes that at this time it is in the best interests of us and our stockholders for each member of the board to participate in all functions of the board as long as no conflicts are present. Additionally, our current board consists of four members and the board believes that all four directors should participate in all board activities including those normally performed by an audit committee, compensation committee, or nominating committee. However, if our board expands beyond four members in the future, we will consider creating committees and delegating appropriate board functions to those committees at that time.

PROCEDURE FOR NOMINATING DIRECTORS

Our board does not have a written policy or charter regarding how director candidates are evaluated or nominated to serve on the board. Additionally, our board has not created particular qualifications or minimum standards that candidates for the board must meet. Instead, each director on the board considers how a candidate could contribute to our business and meet the needs of the Company and the board.

Our board will consider candidates for director that are recommended by our stockholders. Candidates recommended by stockholders are evaluated with the same methodology as candidates recommended by management or members of our board of directors. To refer a candidate for director, please send a resume or detailed description of the candidate's background and experience with a letter describing the candidate's interest in us to UOMO Media Inc., 161 Bay St., 27th Floor, Toronto, Ontario, M5J 2S1, Canada, attn: Camara Alford . All candidate referrals are reviewed by at least one current board member.

BOARD MEETINGS

During the year ending April 30, 2007, our board of directors held two meetings. During our fiscal year ending April 30, 2007, none of our current directors attended fewer than 75% of the board meetings during the time that he or she served as director.

We have no policy regarding board members’ attendance at Annual General Meetings of Stockholders. All three of our directors then present in office attended the prior year’s Annual General Meeting of Stockholders held on June 30, 2006.

CONTACT WITH THE BOARD OF DIRECTORS

We welcome comments and questions from our stockholders. Stockholders can direct communications to our Chief Executive Officer, Camara Alford, at UOMO Media Inc., 161 Bay St., 27th Floor, Toronto, Ontario, M5J 2S1, Canada. While we appreciate all comments and questions from stockholders, we may not be able to individually respond to all communications. We attempt to address stockholder questions and concerns in our press releases and documents filed with the SEC so that all stockholders have access to information about us at the same time.

Mr. Alford collects and evaluates all stockholder communications. If the communication is directed to our board of directors generally or to a specific board member, Mr. Alford will disseminate the communication to the appropriate party at the next scheduled board meeting unless the communication requires a more urgent response. In that case, Mr. Alford will direct the communication to the appropriate party prior to the next scheduled board meeting. If the communication is addressed to an executive officer, Mr. Alford will direct that communication to the executive officer. All communications addressed to our directors and executive officers are reviewed by those parties unless the communication is clearly frivolous.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

The following table shows the compensation paid or accrued during the fiscal years ended April 30, 2007 and 2006 to any person serving as our Chief Executive Officer during that time. None of our executive officers or other employees had total compensation exceeding $100,000 for any of the last three fiscal years. Except as listed below, there were no bonuses, other annual compensation, restricted stock awards or stock options/SARs, or any other compensation paid to the executive officer listed.

Summary Compensation Table

Name and principal position (a)	Year (b)	Base Salary ($) (c)	Dollar Value of total compensation for the covered fiscal year ($) (j)

Javed Mawji, former Chief Executive Officer	2007	36,000	36,000
	2006	31,000	31,000

NARRATIVE TO SUMMARY COMPENSATION TABLE

EMPLOYMENT AGREEMENTS OF EACH NAMED EXECUTIVE OFFICER

Javed Mawji

On March 1, 2005, we entered into an Independent Contractor Agreement with our Director, President, Chief Executive Officer, and Secretary, Javed Mawji, for a term beginning March 1, 2005 and ending February 28, 2006. Pursuant to this contract, Mr. Mawji performed services as our Chief Executive Officer for a minimum of 25 hours per week. In consideration for his services, the contract required us to pay Mr. Mawji $2,000 per month from March 1, 2005 until February 28, 2006. On October 1, 2005, this contract was amended to increase the fees payable to $3,000 per month for services performed by Mr. Mawji from October 1, 2005 through February 28, 2006.

On March 1, 2006, we entered into an Independent Contractor Agreement with Mr. Mawji under which Mr. Mawji was compensated $3,000 per month to perform services as our Chief Executive Officer for a minimum of 25 hours per week from March 1, 2006 to August 31, 2006.

On October 12, 2006, we entered into an Independent Contractor Agreement with Mr. Mawji under which Mr. Mawji was compensated $3,000 per month to perform services as our Chief Executive Officer for a minimum of 25 hours per week from September 1, 2006 through December 31, 2006.

On December 30, 2006, we entered into an Independent Contractor Agreement with Mr. Mawji under which Mr. Mawji was compensated $3,000 per month to perform services as our Chief Executive Officer for a minimum of 25 hours per week from January 1, 2007 through June 30, 2007.

On July 1, 2007, we entered into an Independent Contractor Agreement with Mr. Mawji under which Mr. Mawji was compensated $3,000 per month to perform services as our Chief Executive Officer for a minimum of 25 hours per week from July 1, 2007 through October 31, 2007.

On October 31, 2007, we entered into an Independent Contractor Agreement with Mr. Mawji under which Mr. Mawji was to be compensated $3,000 per month to perform services as our Chief Executive Officer for a minimum of 25 hours per week from November 1, 2007 through January 31, 2008. On November 1, 2007, we entered into an Amending Agreement with Mr. Mawji which amended the terms of the Independent Contractor Agreement dated October 31, 2007. The Amending Agreement changed the services that Mr. Mawji is required to perform under the Independent Contractor Agreement. Pursuant to the amended Independent Contractor Agreement, Mr. Mawji is required to perform services as one of our directors for a minimum of 25 hours per week in exchange for cash compensation of $3,000 per month or a pro-rated amount for any partial months during which services are performed. The Independent Contractor Agreement no longer requires that Mr. Mawji perform services as our Chief Executive Officer. The other provisions, including the term, of the Independent Contractor Agreement have not changed.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

No equity awards were granted during the fiscal year ended April 30, 2007 to any of our executive officers named in the Summary Compensation Table above.

We do not have any qualified or non-qualified defined benefit plans or nonqualified defined contribution plans or other deferred compensation plans. There are no contracts, agreements, plans, or arrangements that provide for payment to any of our executive officers named in the Summary Compensation Table above following or in connection with the resignation, retirement or termination of the executive officer, a change in control of our Company, or a change in the named executive officer’s responsibilities following a change in control.

DIRECTOR COMPENSATION

The following table sets forth a summary of the compensation earned by our directors and/or paid to certain of our directors pursuant to certain agreements we have with them in the fiscal year ended April 30, 2007.

Director Compensation Table

Name (a)	Fees Earned or Paid in Cash ($) (b)	Total ($) (h)

Jueane Thiessen	---	---
Douglas McClelland	---	---
Stefan Wille	---	---
Camara Alford	---	---
J. Sean Diaz	---	---

NARRATIVE TO DIRECTOR COMPENSATION

During the fiscal year ended April 30, 2007, we did not pay any of our directors compensation for serving on the board.

On April 30, 2007, we entered into a contract to pay one of our directors, Stefan Wille, $10,000 to carry out services as our director for a term of one year or until Dr. Wille is removed as our director. We paid $5,000 to Mr. Wille in May 2007 and the remaining fees are due by November 15, 2007.

INDEPENDENT PUBLIC ACCOUNTANTS

We engaged Schwartz Levitsky Feldman LLP as our independent auditors to report on our balance sheet as of April 30, 2006 and subsequent periods, and the related combined statements of income, stockholders' equity, and cash flows for the years then ended.

We do not expect our auditors to attend the Meeting but they will have an opportunity to make a statement by telephone if they wish to do so.

The aggregate fees billed by our auditors, Schwartz Levitsky Feldman LLP, for professional services rendered for the audit of our annual financial statements for fiscal year ended April 30, 2006 were $15,944.56.

The aggregate fees billed by our auditors, Schwartz Levitsky Feldman LLP, for professional services rendered for the audit of our annual financial statements for fiscal year ended April 30, 2007 were $17,444.00 ..

Our board, acting as an audit committee, deemed the fees charged to be compatible with maintenance of the independence of our auditors.

AUDIT-RELATED FEES

During the last two fiscal years, no fees were billed or incurred for assurance or related services by our auditors that were reasonably related to the audit or review of financial statements.

TAX FEES

During the last two fiscal years, no fees were billed or incurred for services which were related to tax compliance, tax advice, or tax planning by our auditors.

ALL OTHER FEES

During the last two fiscal years, no other fees were billed or incurred for services by our auditors other than the audit fees noted above. Our board, acting as an audit committee, deemed the fees charged to be compatible with maintenance of the independence of our auditors.

THE BOARD OF DIRECTORS PRE-APPROVAL POLICY AND PROCEDURES

We do not have a separate audit committee. Our full board of directors performs the functions of an audit committee. Before an independent auditor is engaged by us to render audit or non-audit services, our board of directors shall pre-approve the engagement. Board of directors pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by our board of directors regarding our engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, our board of directors is informed of each service provided, and such policies and procedures do not include delegation of our board of directors' responsibilities under the Exchange Act to our management. Our board of directors may delegate to one or more designated members of our board of directors the authority to grant pre-approvals, provided such approvals are presented to the board of directors at a subsequent meeting. If our board of directors elects to establish pre-approval policies and procedures regarding non-audit services, the board of directors must be informed of each non-audit service provided by the independent auditor. Board of directors pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC. For the year ended April 30, 2007, 100% of audit-related services, tax services and other services performed by our independent auditors were pre-approved by our board of directors.

Our board has considered whether the services described above under the caption "All Other Fees", which are currently none, is compatible with maintaining the auditor's independence.

VOTE REQUIRED

Unless individual stockholders specify otherwise, each proxy will be voted FOR the election of the four nominees named above. There is no cumulative voting. Our board of directors recommends that stockholders vote FOR the director nominees, and, unless a stockholder gives instructions on the proxy card to the contrary the proxies named thereon intend so to vote.

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF JAVED MAWJI, JUEANE THIESSEN, CAMARA ALFORD , AND J. SEAN DIAZ AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE IN THE PROXY.

OTHER BUSINESS

As of the date of the mailing of this proxy statement, we are not aware of any business to be presented at the Meeting other than the proposals discussed above.

Attachment A

PROXY CARD

UOMO MEDIA INC.

Annual General Meeting of Stockholders to be held on December 2 8, 2007

The undersigned hereby appoints Jueane Thiessen, as Proxy Agent, with full power of substitution, for and in the name, place, and stead of the undersigned, to represent and vote, as designated below, all shares of stock of UOMO Media Inc., a Nevada corporation, held of record by the undersigned as of Friday November 23, 2007 at the Annual General Meeting of Stockholders to be held at the offices of UOMO Media Inc., located at 161 Bay St. 27th Floor, Toronto, Ontario, M5J 2S1, Canada, at 2 p.m. Eastern Time on Friday December 2 8, 2007, or at any adjournment or postponement of such meeting, in accordance with and as described in the Notice of Annual General Meeting of Stockholders and Proxy Statement. If no direction is given, this proxy will be voted FOR Proposal 1 and in the discretion of the Proxy Agent as to such other matters as may properly come before the meeting.

1.

ELECTION OF DIRECTORS:

FOR

WITHHELD

Nominees:

Javed Mawji

  ☐

  ☐

Jueane Thiessen

  ☐

  ☐

Camara Alford

  ☐

  ☐

J. Sean Diaz

   ☐

  ☐

For all except:

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH STOCK AND HEREBY RATIFIES ALL THAT THE PROXIES, THEIR SUBSTITUTES, OR ANY OF THEM, MAY LAWFULLY DO BY VIRTUE HEREOF

ADDRESS LABEL

Please sign exactly as name appears on stock certificate (as appears on address label affixed hereto). All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized person. If a partnership, please sign in partnership name by a partner.

DATED:

, 2007

(Signature of stockholder)

(Signature if held jointly)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING

THE ENCLOSED ENVELOPE.